The GAMCO Westwood Funds

SUMMARY PROSPECTUS

January 27, 2012

	Class	Ticker Symbol
GAMCO Westwood Balanced Fund	A	WEBCX
	B	WBCBX
	C	WBCCX
	I	WBBIX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com/Gab_pdf/prosps/708_multi.pdf. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com.

The Fund’s Prospectus and SAI, both dated January 27, 2012, are incorporated by reference into this Summary Prospectus.

BALANCED FUND

Investment Objective

The Balanced Fund (the “Fund”) seeks to provide capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

Fees and Expenses of the Balanced Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in a Fund’s Class A Shares. More information about these and other discounts is available from your financial professional and in the section entitled “Classes of Shares” of the Fund’s statutory Prospectus and in the section entitled “Purchase and Redemption of Shares” of the Fund’s SAI.

	Class A Shares	Class B Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	5.00%	1.00%	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (Rule 12b-1) Expenses	0.50%	1.00%	1.00%	None
Other Expenses	0.22%	0.22%	0.22%	0.22%

Total Annual Fund Operating Expenses	1.47%	1.97%	1.97%	0.97%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, except as noted. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$544	$846	$1,171	$2,087
Class B Shares	$700	$918	$1,262	$2,167
Class C Shares	$300	$618	$1,062	$2,296
Class I Shares	$99	$309	$536	$1,190

You would pay the following expenses if you did not redeem your shares of the Fund:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$544	$846	$1,171	$2,087
Class B Shares	$200	$618	$1,062	$2,167
Class C Shares	$200	$618	$1,062	$2,296
Class I Shares	$99	$309	$536	$1,190

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in a combination of equity and debt securities. The Fund is primarily equity-oriented, and uses a top-down approach in seeking to provide equity-like returns but with lower volatility than a fully invested equity portfolio. Westwood Management Corporation, the Fund’s sub-adviser (the “Sub-Adviser”) will typically invest 30% to 70% of the Fund’s assets in equity securities and 70% to 30% in debt securities, and the balance of the Fund’s assets in cash or cash equivalents. The actual mix of assets will vary depending on the Sub-Adviser’s analysis of market and economic conditions.

The Fund invests in stocks of seasoned companies. Seasoned companies generally have market capitalizations of $1 billion or more and have been operating for at least three years. The Sub-Adviser chooses stocks of seasoned companies with proven records and above-average earnings growth potential. The Sub-Adviser has disciplines in place that serve as sell signals such as a security reaching a predetermined price target, a change to a company’s fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund.

The debt securities held by the Fund are investment grade securities of corporate and government issuers and commercial paper and mortgage- and asset-backed securities. Investment grade debt securities are securities rated in one of the four highest ratings categories by a Nationally Recognized Statistical Rating Organization. There are no restrictions on the maximum or minimum maturity of any individual security that the Fund may invest in.

The Fund may also invest up to 25% of its total assets in foreign equity securities and in European Depositary Receipts or American Depositary Receipts. The Fund may also invest in foreign debt securities.

Principal Risks

You May Want to Invest in the Balanced Fund if:

•	you are a long-term investor
•	you seek both growth of capital and current income
•	you want participation in market growth with some emphasis on preserving assets in “down” markets

The Fund is subject to the risk that its allocations between equity and debt securities may underperform other allocations. The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Your investment in the Fund is not guaranteed and you could lose some or all of the amount you invested in the Fund.

Investing in the Fund involves the following risks:

•

Fund and Management Risk.    If the Fund’s Sub-Adviser’s judgment in selecting securities is incorrect or if the market segment in which the Fund invests falls out of favor with investors, the Fund could underperform the stock market or its peers. The Fund could also fail to meet its investment objective. When you sell Fund shares, they may be worth less than what you paid for them.

•

Equity Risk.    The principal risk of investing in the Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances.

•

Foreign Securities Risk.    Foreign securities pose additional risks over U.S. based securities for a number of reasons. Foreign economic, governmental, and political systems may be less favorable than those of the U.S. Foreign governments may exercise greater control over their economies, industries, and citizens’ rights. Specific risk factors related to foreign securities include: inflation, structure and regulation of financial markets, liquidity and volatility of investments, currency exchange rates and regulations, and differing accounting standards. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign securities may be subject to high levels of foreign taxation for which no U.S. federal income tax deductions or credits will be available to shareholders.

Foreign securities may be denominated in foreign currencies. Therefore, the value of the Fund’s assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Although the Fund values its assets daily in U.S. dollars, it will not convert its holdings of foreign currencies to U.S. dollars daily. Therefore, the Fund may be exposed to currency risks over an extended period of time.

•

Interest Rate Risk, Maturity Risk, and Credit Risk.    When interest rates decline, the value of the portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of the portfolio’s debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due.

•

Pre-Payment Risk.    The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to invest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund’s income, total return, and share price.

Performance

The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for one year, five years, and ten years compare with those of a broad based securities market index and other relevant indices. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

BALANCED FUND (Total returns for Class A Shares for the Years Ended December 31)*

*	Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund’s returns would be less than those shown.

During the periods shown in the bar chart, the highest return for a quarter was 9.48% (quarter ended June 30, 2003) and the lowest return for a quarter was (11.21)% (quarter ended December 31, 2008).

Average Annual Total Returns (for the periods ended December 31, 2011, with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
Fund Class A Shares
Return Before Taxes	(3.11)%	0.46%	3.69%
Return After Taxes on Distributions	(3.37)%	(0.14)%	2.85%
Return After Taxes on Distributions and Sale of Fund Shares	(1.77)%	0.24%	2.96%
Class B Shares
Return Before Taxes	(4.55)%	0.37%	3.57%
Class C Shares
Return Before Taxes	(0.57)%	0.79%	3.59%
Class I Shares (commenced operations on January 11, 2008)
Return Before Taxes	1.47%	1.74%	4.48%
Indexes (reflects no deduction for fees, expenses or taxes) Barclays Capital Government/Credit Bond Index	8.74%	6.55%	5.85%
S&P 500 Index	2.11%	(0.25)%	2.92%
60% S&P 500 Index and 40% Barclays Capital Government/Credit Bond Index	4.76%	2.47%	4.09%

The returns shown for Class I Shares prior to its actual inception date are those of the Class AAA Shares of the Fund which are not offered in this Summary Prospectus. All Classes of the Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other capital gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”).

Management

The Adviser. Teton Advisors, Inc. serves as the Adviser to the Balanced Fund.

The Sub-Adviser. Westwood Management Corp. serves as the Sub-Adviser for the Balanced Fund.

The Portfolio Managers. Ms. Susan M. Byrne, Chairman and Co-Chief Investment Officer of the Sub-Adviser, has managed the Fund since its inception on October 1, 1991. Ms. Lisa Dong, CFA, Senior Vice President and Product Director, has managed the Fund since 2012. Mr. Mark R. Freeman, CFA, Executive Vice President and Co-Chief Investment Officer of the Sub-Adviser, has managed the Fund since 1999. Mr. Scott D. Lawson, CFA, Vice President and Research Analyst, has managed the Fund since 2012. Mr. Jay K. Singhania, CFA, Senior Vice President, has managed the Fund since 2012.

Purchase and Sale of Fund Shares

The minimum initial investment must be at least $1,000 ($250 for IRAs or “Coverdell” Education Saving Plans). Class B Shares of the Balanced Fund are no longer available for new investments, except through exchanges from Class B Shares of certain other Gabelli/GAMCO funds or reinvestment of dividends and capital gains. There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

You can purchase or redeem the Fund’s shares on any day the New York Stock Exchange is open for trading. You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal delivery or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by the Internet, by bank wire, or by Automated Clearing House system.

You may also redeem Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long-term capital gains to taxable investors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.